EXHIBIT 32.1

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Jeffrey Oscodar, the
President and Chief Executive Officer of Handheld Entertainment, Inc., and
William J. Bush, the Chief Financial Officer of Handheld Entertainment, Inc.,
each certifies, to his knowledge, that:

1.   the Annual Report on Form 10-KSB for the year ended December 31, 2005 of
     Handheld Entertainment, Inc. (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of
     1934; and

2.   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Handheld
     Entertainment, Inc.

Dated: March 29, 2006

/s/ JEFFREY OSCADAR
-----------------------------
Jeffrey Oscodar
President & Chief Executive Officer

/s/ WILLIAM J. BUSH
-----------------------------
William J. Bush
Chief Financial Officer